UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 11, 2009

WORKSTREAM INC.

 (Exact Name of Registrant as Specified in Charter)

CANADA	001-15503	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

485 N. KELLER ROAD, SUITE 500, MAITLAND, FL 32751

 (Address of Principal Executive Offices) (Zip Code)

(407) 475-5500

  (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 11, 2009, Workstream Inc. (the “Company”) entered into a separate Exchange Agreement (collectively, the “Exchange Agreements”) with each of the holders of its senior secured promissory notes (collectively, the “Investors”) pursuant to which, among other things, each Investor exchanged its existing senior secured note (collectively, the “Prior Secured Notes”) for (i) a replacement senior secured non-convertible note (a “Non-Convertible Note”), (ii) a senior secured convertible note that is convertible into the Company's common shares at a conversion price of $.25 (a “$.25 Convertible Note”), and (iii) a senior secured convertible note that is convertible into the Company's common shares at a conversion price of $.10 (a “$.10 Convertible Note,” and together with the Non-Convertible Notes and the $.25 Convertible Notes, collectively, the “Notes”).  Pursuant to the terms of the separate Exchange Agreements, the Company issued Non-Convertible Notes in an aggregate principal amount of $9,500,000, $.25 Convertible Notes in an aggregate principal amount of $6,650,000 and $.10 Convertible Notes in an aggregate principal amount of $5,361,337. The aggregate principal amount of all of the Notes issued pursuant to the Exchange Agreements is $21,511,337, which was the aggregate amount of principal and accrued interest outstanding under the Prior Secured Notes.

Each Note continues to be secured by a lien on all of the assets of the Company and its subsidiaries pursuant to the terms of the existing Security Agreement with the Investors, as amended in connection with the exchange transaction.  Interest on each Note accrues at an annual rate of 9.5%.  Interest on the $.25 Convertible Notes and the $.10 Convertible Notes compounds on a quarterly basis and is payable, together with principal, on July 31, 2012 (the “Maturity Date”).  Interest on the Non-Convertible Notes compounds on a quarterly basis and is payable on the Maturity Date, while principal is payable on a quarterly basis pursuant to an agreed upon schedule.

Upon the occurrence of an event of default, as defined in the Notes, an Investor may require the Company to redeem all or a portion of such Investor’s Notes.  Upon a disposition of assets or liquidity event (each as defined in the New Notes), the Company is required to use 100% of the net proceeds to redeem the Notes.  Each Note contains customary covenants with which the Company must comply.  Each subsidiary of the Company previously agreed to guarantee the obligations of the Company under the Prior Secured Notes and has reaffirmed such guarantee with respect to the Notes by delivering to the Investors a Reaffirmation of Guaranty.  The Company and each of the Investors also entered into a Second Amended and Restated Registration Rights Agreement principally in order to include the common shares of the Company into which the $.25 Convertible Notes and the $.10 Convertible Notes are convertible as registrable securities.

A copy of the form of Exchange Agreement is attached as Exhibit 10.1.  A copy of the form of Non-Convertible Note is attached as Exhibit 10.2.  A copy of the form of $.25 Convertible Note is attached as Exhibit 10.3.  A copy of the form of $.10 Convertible Note is attached as Exhibit 10.4.  A copy of the Amendment to Security Agreement is attached as Exhibit 10.5.  A copy of the form of Reaffirmation of Guaranty is attached as Exhibit 10.6.  A copy of the Second Amended and Restated Registration Rights Agreement is attached as Exhibit 4.1.  The descriptions contained herein are qualified by reference to the documents attached hereto.

On December 14, 2009, the Company issued a press release announcing that it had entered into the Exchange Agreement and consummated the transactions contemplated thereby. The full text of such press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

4.1	Second Amended and Restated Registration Rights Agreement dated December 11, 2009 among the Company and the Investors

10.1	Form of Exchange Agreement dated December 11, 2009 among the Company and each Investor

10.2	Form of Non-Convertible Note

10.3	Form of $.25 Convertible Note

10.4	Form of $.10 Convertible Note

10.5	Amendment to Security Agreement dated December 11, 2009 among the Company, each subsidiary of the Company and each Investor

10.6	Form of Reaffirmation of Guaranty dated December 11, 2009

99.1	Press release issued by the Company on December 14, 2009

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSTREAM INC.

Dated: December 16, 2009	By:	/s/ Michael Mullarkey
Name: Michael Mullarkey Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.          Description

4.1	Second Amended and Restated Registration Rights Agreement dated December 11, 2009 among the Company and the Investors

10.1	Form of Exchange Agreement dated December 11, 2009 among the Company and each Investor

10.2	Form of Non-Convertible Note

10.3	Form of $.25 Convertible Note

10.4	Form of $.10 Convertible Note

10.5	Amendment to Security Agreement dated December 11, 2009 among the Company, each subsidiary of the Company and each Investor

10.6	Form of Reaffirmation of Guaranty dated December 11, 2009

99.1	Press release issued by the Company on December 14, 2009